Fair Value (Details Narrative)	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Impaired loan description	The appraisals used to establish the value of impaired loans are based on similar properties at similar times; however, due to the differences in time and properties, the impaired loans are classified as Level 3. There were 17 and 14 impaired loan assets as of December 31, 2023 and December 31, 2022, respectively.